UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2019

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2019, the Compensation & Talent Committee of the Board of Directors (the “Committee”) of Cytokinetics, Incorporated (the “Company”) determined that the Company met 75% of its corporate goals for 2018. This determination was based on the advancement of research development candidates and filing of two IND’s; clinical trial milestone achievements; corporate development activities and achieving financial management objectives.

Also on February 26, 2019 and on March 1, 2019, the Committee voted to approve salary increases, payment of a cash bonus and equity awards for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in connection with the performance of the Company and such officers for the fiscal year ended December 31, 2018. The bonus payments to the named executive officers were based on the individual’s performance relative to each individual’s specified goals, the Company’s performance relative to specified corporate goals, and other factors, including each executive’s compensation relative to the Company’s peer companies. The Committee exercised discretion in determining each individual’s overall achievement level. Salaries for our named executive officers were based on a review of each officer’s respective 2018 performance relative to both the Company’s and the individual’s goals, the role each executive is expected to play in 2019, competitive salary data provided by third-party executive compensation consultants and other factors and are effective as of March 1, 2019.

The 2019 base salaries, cash bonus payments for 2018 performance and 2019 target cash bonus amounts for each of the Company’s named executive officers are set forth below:

•	Robert Blum, President & Chief Executive Officer: 2019 base salary $660,000; cash bonus payment for 2018 $250,000; 2019 target cash bonus amount 60% of salary.
•	Ching Jaw, Senior Vice President, and Chief Financial Officer: 2019 base salary $432,796; cash bonus payment for 2018 $110,000; 2019 target cash bonus amount 40% of salary.
•	Fady Malik, Executive Vice President, Research and Development: 2019 base salary $496,164; cash bonus payment for 2018 $150,281; 2019 target cash bonus amount 40% of salary.
•	Andrew Wolff, Senior Vice President, Chief Medical Officer: 2019 base salary $403,675; cash bonus payment for 2018 $75,000; 2019 target cash bonus amount 35% of salary.
•	Brad Morgan, Senior Vice President, Drug Discovery and Early Development: 2019 base salary $366,558; cash bonus payment for 2018 $95,605; 2019 target cash bonus amount 35% of salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INC.

Dated: March 4, 2019	By:	/s/ Ching Jaw
	Name:	Ching Jaw
	Title:	Senior Vice President and Chief Financial Officer